AMENDMENT TO THE CONSULTING AGREEMENT

This Amendment to the Consulting Agreement is made as of the 27th day of September 2007.

    BETWEEN

    ALLIANCE RECOVERY CORPORATION, a Delaware corporation (the “Company”),

    AND

    GLOBAL CONSULTING GROUP, INC., a Maryland corporation (the “Consultant”)

WHEREAS, the Company and the Consultant executed that certain Consulting Agreement dated September 9, 2007.

WHEREAS, the Company and the Consultant desire to amend the Consulting Agreement to reflect a modification to the Consultant compensation.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment to the Consulting Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Consultant agree as follows:

    1)    Schedule B) of the Consulting Agreement shall be amended to clarify the date by which the shares must be issued and now reads: Payment shall be defined as the value of 333,334 shares of the Client’s common stock to be issued to the Company on the commencement date of the Agreement, or as shortly thereafter.

    2)    All other terms of the Consulting Agreement shall remain in full force and effect.

(Signature pages to follow)

                                                                            ALLIANCE RECOVERY CORPORATION:

                                                                            By: /s/Peter Vaisler
                                                                              PETER VAISLER, C.E.O.

                                                                            GLOBAL CONSULTING GROUP, INC.:

                                                                            By: /s/Josh Yudell
                                                                              JOSH YUDELL